                                                                    Exhibit 10.4


                        Master Patent Ownership Agreement

                                  by and among


                        Schlumberger Technologies, Inc.,


                      Schlumberger Technology Corporation,


                                 Schlumberger BV


                                       and


                                  NPTest, Inc.


                                _______ __, 2002

                                TABLE OF CONTENTS

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                                                                                     Page
ARTICLE I DEFINITIONS...............................................................   1
      Section 1.1   Allocated Patent Assets Schedule................................   1
      Section 1.2   Ancillary Agreements............................................   2
      Section 1.3   Assigned Patents................................................   2
      Section 1.4   Change of Control...............................................   2
      Section 1.5   First Effective Filing Date.....................................   2
      Section 1.6   Invention Disclosure............................................   2
      Section 1.7   Master Confidential Disclosure Agreement........................   3
      Section 1.8   Master Separation and Sale Agreement............................   3
      Section 1.9   NPT Business....................................................   3
      Section 1.10  NPT Group.......................................................   3
      Section 1.11  NPT Patents.....................................................   3
      Section 1.12  NPT Products....................................................   3
      Section 1.13  NPT Services....................................................   3
      Section 1.14  Patents.........................................................   3
      Section 1.15  Person..........................................................   3
      Section 1.16  Prior Transfers.................................................   3
      Section 1.17  Schlumberger Business...........................................   3
      Section 1.18  Schlumberger Group..............................................   3
      Section 1.19  Schlumberger Patents............................................   4
      Section 1.20  Schlumberger Products...........................................   4
      Section 1.21  Schlumberger Services...........................................   4
      Section 1.22  Separation Date.................................................   4
      Section 1.23  Subsidiary......................................................   4
      Section 1.24  Third Party.....................................................   4

ARTICLE II OWNERSHIP................................................................   4
      Section 2.1   Ownership of Patents............................................   4
      Section 2.2   Prior Grants....................................................   4
      Section 2.3   ASSIGNMENT DISCLAIMER...........................................   5

ARTICLE III COVENANTS NOT TO SUE....................................................   5
      Section 3.1   Covenant Not to Sue by the Schlumberger.........................   5
      Section 3.2   Covenant Not to Sue by NPT......................................   7

ARTICLE IV ADDITIONAL OBLIGATIONS...................................................   8
      Section 4.1   Additional Obligations with Regard to Assigned Patents..........   8
      Section 4.2   Defensive Protective Measures...................................   9

ARTICLE V CONFIDENTIALITY...........................................................  10

ARTICLE VI TERMINATION..............................................................  10
      Section 6.1   Voluntary Termination...........................................  10
      Section 6.2   Survival........................................................  10
      Section 6.3   No Other Termination............................................  10

ARTICLE VII DISPUTE RESOLUTION......................................................  10

ARTICLE VIII LIMITATION OF LIABILITY................................................  10

ARTICLE IX MISCELLANEOUS PROVISIONS.................................................  11
      Section 9.1   Disclaimer......................................................  11
      Section 9.2   No Implied Licenses.............................................  11
      Section 9.3   Infringement Suits..............................................  11
      Section 9.4   No Other Obligations............................................  11
      Section 9.5   Entire Agreement................................................  12
      Section 9.6   Governing Law...................................................  12
      Section 9.7   Descriptive Headings............................................  12
      Section 9.8   Notices.........................................................  12
      Section 9.9   Binding Effect; Assignment......................................  13
      Section 9.10  Severability....................................................  13
      Section 9.11  Failure or Indulgence Not Waiver; Remedies Cumulative...........  14
      Section 9.12  Amendment.......................................................  14
      Section 9.13  Counterparts....................................................  14
      Section 9.14  Authority.......................................................  14

                        MASTER PATENT OWNERSHIP AGREEMENT

         This Master Patent Ownership Agreement (the "Agreement") is entered into on _______ __, 2002, by and among Schlumberger Technologies, Inc., a Delaware corporation ("STI"), Schlumberger Technology Corporation, a Texas corporation ("STC"), Schlumberger BV, a company organized and existing under the laws of the Netherlands ("SBV" and, together with STI and STC, "Schlumberger"), and NPTest, Inc., a Delaware corporation ("NPT").

                                    RECITALS

         WHEREAS, STI and SBV collectively own all of the currently issued and outstanding common stock of NPT;

         WHEREAS, NPT is engaged in certain aspects of the automated test equipment business and related businesses as defined in the Master Separation and Sale Agreement (collectively, the "NPT Business");

         WHEREAS, the Board of Directors of each of STI, SBV and NPT has determined that it would be appropriate and desirable for the Schlumberger Group (as defined below) to contribute and transfer to NPT, and for NPT to receive and assume, directly or indirectly, certain assets and liabilities currently held by the Schlumberger Group and associated with the NPT Business;

         WHEREAS, certain Prior Transfers, as defined in the Master Separation and Sale Agreement, have already occurred;

         WHEREAS, as part of the foregoing, the parties wish to allocate ownership of all patents, patent applications and invention disclosures that disclose inventions associated with the NPT Business to NPT (and to confirm the allocation of ownership of such patents, patent applications and invention disclosures to NPT which was accomplished in the Prior Transfers) and to record any such patents and patent applications in NPT's name; and

         WHEREAS, the parties further desire to enter into reciprocal covenants not to sue for patent infringement.

         NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements set forth below, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

         For the purpose of this Agreement the following capitalized terms are defined in this Article I and shall have the meaning specified herein:

         Section 1.1 Allocated Patent Assets Schedule. "Allocated Patent Assets Schedule" means the schedule of Patents, Patent applications and Invention Disclosures that have been or are to be transferred to NPT, as set forth in Exhibit A hereto, as it may be updated by the parties upon mutual agreement to add Patents, Patent applications and Invention Disclosures.

         Section 1.2 Ancillary Agreements. "Ancillary Agreements" has the meaning set forth in the Master Separation and Sale Agreement.

         Section 1.3  Assigned Patents. "Assigned Patents" means only those:

                 (a) Patents, Patent applications and Invention Disclosures that are allocated to NPT in the Allocated Patent Assets Schedule;

                 (b) Patent applications filed on the foregoing Invention Disclosures described in Section 1.3(a);

                 (c) continuations, continuations-in-part, divisions and substitutions of any of the foregoing Patent applications described in Sections 1.3(a) and (b);

                 (d) Patents which may issue on any of the foregoing Patent applications described in Sections 1.3(a)-(c);

                 (e) renewals, reissues, reexaminations and extensions of the foregoing Patents described in Sections 1.3(a) and (d); and

                 (f) foreign Patent applications and Patents that are counterparts of any of the foregoing Patent applications or Patents described in Sections 1.3(a)-(e), including any Patent application or Patent to the extent that it claims priority from any of the foregoing Patent applications or Patents described in Sections 1.3(a)-(e);

         but excluding from any Patent or Patent application described in Sections 1.3(c)-(f) any claimed invention (i) that does not appear in a Patent application having a First Effective Filing Date prior to the Separation Date and (ii) as to which neither NPT nor any person having a legal duty to assign his/her interest therein to NPT is entitled to be named as an inventor.

         Section 1.4 Change of Control. "Change of Control" of a party means the acquisition by a Third Party of sufficient beneficial ownership of the outstanding voting securities (or other ownership interest) of such party to control such party. As used herein, "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity, whether through ownership of voting securities or other interests, by contract or otherwise.

         Section 1.5 First Effective Filing Date. "First Effective Filing Date" means the earliest effective filing date in the particular country for any Patent or any Patent application. By way of example, it is understood that the First Effective Filing Date for a United States Patent is the earliest of: (i) the actual filing date of the United States Patent application which issued into such Patent; (ii) the priority date under 35 U.S.C. (S)119 for such Patent; and
(iii) the priority date under 35 U.S.C. (S)120 for such Patent.

         Section 1.6 Invention Disclosure. "Invention Disclosure" means a written disclosure of an invention (i) prepared for the purpose of allowing legal and business people to determine whether to file a Patent application with respect to such invention and (ii) recorded with a control number in the owning party's records prior to the Separation Date.

         Section 1.7 Master Confidential Disclosure Agreement. "Master Confidential Disclosure Agreement" means that certain Master Confidential Disclosure Agreement by and among STI, STC, SBV and NPT.

         Section 1.8 Master Separation and Sale Agreement. "Master Separation and Sale Agreement" means that certain Master Separation and Sale Agreement by and among STI, STC, SBV and NPT.

         Section 1.9 NPT Business. "NPT Business" has the meaning set forth in the Recitals.

         Section 1.10 NPT Group. "NPT Group" has the meaning set forth in the Master Separation and Sale Agreement.

         Section 1.11 NPT Patents. "NPT Patents" means the Assigned Patents and every Patent to the extent entitled to a First Effective Filing Date prior to the Separation Date that is owned or controlled by a member of the NPT Group, and applications for the foregoing Patents, including without limitation any continuations, continuations-in-part, divisions and substitutions.

         Section 1.12 NPT Products. "NPT Products" means the products of the NPT Business as existing on the Separation Date.

         Section 1.13 NPT Services. "NPT Services" means the services of the NPT Business as existing on the Separation Date.

         Section 1.14 Patents. "Patents" means patents, utility models, design patents, design registrations, certificates of invention and other governmental grants for the protection of inventions or industrial designs anywhere in the world and all reissues, renewals, reexaminations and extensions of any of the foregoing.

         Section 1.15 Person. "Person" has the meaning set forth in the Master Separation and Sale Agreement.

         Section 1.16 Prior Transfers. "Prior Transfers" has the meaning set forth in the Master Separation and Sale Agreement.

         Section 1.17 Schlumberger Business. "Schlumberger Business" means the businesses of the Schlumberger Group as of the Separation Date, but specifically excluding the NPT Business.

         Section 1.18 Schlumberger Group. "Schlumberger Group" has the meaning set forth in the Master Separation and Sale Agreement.

         Section 1.19 Schlumberger Patents. "Schlumberger Patents" means every Patent to the extent entitled to a First Effective Filing Date prior to the Separation Date that is owned or controlled by a member of the Schlumberger Group, and applications for the foregoing Patents, including without limitation any continuations, continuations-in-part, divisions and substitutions.

         Section 1.20 Schlumberger Products. "Schlumberger Products" means the products of the Schlumberger Business as existing on the Separation Date.

         Section 1.21 Schlumberger Services. "Schlumberger Services" means the services of the Schlumberger Business as existing on the Separation Date.

         Section 1.22 Separation Date. "Separation Date" has the meaning set forth in the Master Separation and Sale Agreement.

         Section 1.23 Subsidiary. "Subsidiary" has the meaning set forth in the Master Separation and Sale Agreement.

         Section 1.24 Third Party. "Third Party" means a Person other than any member of the NPT Group or the Schlumberger Group.

                                   ARTICLE II

                                   OWNERSHIP

         Section 2.1 Ownership of Patents. Subject to Sections 2.2 and 2.3 below, Schlumberger has granted, conveyed and assigned, or hereby grants, conveys and assigns (and agrees to cause other members of the Schlumberger Group to grant, convey and assign) to NPT, by execution hereof (or, where appropriate or required, by execution of separate instruments of assignment), all its (and their) right, title and interest in and to the Assigned Patents, to be held and enjoyed by NPT, its successors and assigns. Schlumberger further has granted, conveyed and assigned, or hereby grants, conveys and assigns (and agrees to cause other members of the Schlumberger Group to grant, convey and assign) to NPT all its (and their) right, title and interest in and to any and all causes of action and rights of recovery for past infringement of the Assigned Patents and the right to claim priority from the Assigned Patents. Where necessary, Schlumberger will, without demanding any further consideration therefor, at the request and expense of NPT (except for the value of the time of the Schlumberger Group employees), provide (and cause other members of the Schlumberger Group to provide) reasonable assistance in prosecuting, sustaining, obtaining continuations of, or reissuing said Assigned Patents and in evidencing, maintaining, recording and perfecting NPT's rights to said Assigned Patents, consistent with its general business practice as of the Separation Date, including but not limited to execution and acknowledgement of (and causing other members of the Schlumberger Group to execute and acknowledge) assignments and other instruments in a form reasonably required by NPT for each Patent jurisdiction.

         Section 2.2 Prior Grants. NPT acknowledges and agrees that the foregoing assignments are subject to any and all licenses or other rights that may have been granted by the Schlumberger Group with respect to the Assigned Patents prior to the Separation Date. Schlumberger shall respond to reasonable inquiries from NPT regarding any such prior grants.

         Section 2.3 ASSIGNMENT DISCLAIMER. EACH PARTY ACKNOWLEDGES AND AGREES THAT THE FOREGOING ASSIGNMENTS HAVE BEEN AND ARE MADE ON AN "AS IS, WHERE IS" QUITCLAIM BASIS AND THAT NEITHER PARTY NOR ANY OF ITS SUBSIDIARIES HAS MADE OR WILL MAKE ANY WARRANTY WHATSOEVER, EXPRESS, IMPLIED OR STATUTORY, INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE, ENFORCEABILITY OR NON- INFRINGEMENT, OR VALIDITY OF PATENT CLAIMS (ISSUED OR PENDING).

                                  ARTICLE III

                              COVENANTS NOT TO SUE

         Section 3.1 Covenant Not to Sue by Schlumberger. (a) Schlumberger covenants, on behalf of itself and other members of the Schlumberger Group, not to sue an NPT Group member for infringement of any Schlumberger Patent resulting from or caused by the operation of the NPT Business.

                 (b) Schlumberger covenants, on behalf of itself and other members of the Schlumberger Group, not to sue direct and indirect customers of an NPT Group member for infringement of any Schlumberger Patent resulting from or caused by the use by such customers of NPT Products or NPT Services.

                 (c) Schlumberger covenants, on behalf of itself and other members of the Schlumberger Group, not to sue Third Party manufacturers (subject to the restrictions set forth in the next sentence) of an NPT Group member for infringement of any Schlumberger Patent resulting from or caused by the manufacture by such Third Party manufacturers of NPT Products. The foregoing covenant (i) shall apply only when the portion of the "have made" product covered by the Schlumberger Patents has been designed or created by an NPT Group member and/or one of its subcontractors (not the Third Party manufacturer) that is not a direct competitor of the Schlumberger Group in the field of the product being designed or created and (ii) shall not apply to (A) any methods used, or
(B) any products or portions thereof that have been manufactured or marketed, by any Third Party prior to an NPT Group member and/or one of its subcontractors furnishing the designs or creations to such Third Party.

                 (d) No immunity from suit is granted under the foregoing covenants, either directly or by implication, estoppel or otherwise to any Third Parties acquiring products from an NPT Group member for the combination of such products with other items or for the use of such combination; provided, however, that the foregoing covenant shall apply to the direct and indirect customers of an NPT Group member for the combination of any such acquired products with other products of the NPT Group and their use in such combination, where the acquired products have no other substantial noninfringing use aside from the combination with the other products of the NPT Group, that are sold or otherwise transferred by an NPT Group member directly or indirectly to such customer.

         (e) The foregoing covenants shall continue with respect to each Schlumberger Patent for the term of such Schlumberger Patent.

         (f) Schlumberger agrees to impose (and agree to cause other members of the Schlumberger Group to impose) the foregoing covenants on any Third Party to whom Schlumberger (or such other members of the Schlumberger Group) assign any Schlumberger Patent.

         (g) If NPT, after the Separation Date, transfers all or substantially all of its business or assets, or transfers a Subsidiary or business unit, to a Third Party, or undergoes a Change of Control (the Third Party acquiring the business or assets, Subsidiary or business unit, or control of NPT, as the case may be, shall be referred to herein as a "Transferee"), then regardless of whether such transfer is part of an asset sale to a Third Party or a sale of shares or securities in NPT or a Subsidiary of NPT to a Third Party, upon written request by NPT and the Transferee to Schlumberger within sixty (60) days following the transfer, Schlumberger shall grant an immunity from suit to the Transferee under the same terms as the covenants set forth in Sections 3.1(a)-(c) above, subject to the following:

             (i) the effective date of such covenant shall be the effective date of the transfer;

             (ii) the products and services and business operations of the Transferee that are subject to such covenant shall be limited to NPT Products, NPT Services and business operations of the portion of the NPT Business that is being transferred;

             (iii) this Section 3.1(g) shall be excluded from such covenant in any event and therefore Schlumberger shall have no obligation to grant a covenant not to sue to any subsequent transferee;

             (iv) Schlumberger shall have no obligation to grant such covenant unless the Transferee grants to Schlumberger (and to other members of the Schlumberger Group) and their customers and suppliers a covenant not to sue at no charge on the following terms:

                         (1) the effective date of such covenant shall be the effective date of the transfer;

                         (2) the products and services of Schlumberger (and other members of the Schlumberger Group) that are subject to such covenant shall be limited to Schlumberger Products and Schlumberger Services; and

                         (3) the Patents of the Transferee that are subject to such covenant shall be all NPT Patents that are being transferred to the Transferee; and

             (v) in the event that any Schlumberger Group member and any such Transferee are engaged in litigation, arbitration or other formal dispute resolution proceedings covering Patent infringement (pending in any court, tribunal, or administrative agency or before any appointed or agreed upon arbitrator in any jurisdiction worldwide), then such Schlumberger Group member shall have no obligation to grant such covenant under this Section 3.1(g).

     Section 3.2 Covenant Not to Sue by NPT. (a) NPT covenants, on behalf of itself and other members of the NPT Group, not to sue a Schlumberger Group member for infringement of any NPT Patent resulting from or caused by the operation of the Schlumberger Business.

             (b) NPT covenants, on behalf of itself and other members of the NPT Group, not to sue direct and indirect customers of a Schlumberger Group member for infringement of any NPT Patent resulting from or caused by the use by such customers of Schlumberger Products or Schlumberger Services.

             (c) NPT covenants, on behalf of itself and other members of the NPT Group, not to sue Third Party manufacturers (subject to the restrictions set forth in the next sentence) of a Schlumberger Group member for infringement of any NPT Patent resulting from or caused by the manufacture by such Third Party manufacturers of Schlumberger Products. The foregoing covenant (i) shall apply only when the portion of the "have made" product covered by the NPT Patents has been designed or created by a Schlumberger Group member and/or one of its subcontractors (not the Third Party manufacturer) that is not a direct competitor of NPT in the field of the product being designed or created and (ii) shall not apply to (A) any methods used, or (B) any products or portions thereof that have been manufactured or marketed, by any Third Party prior to a Schlumberger Group member and/or one of its subcontractors furnishing the designs or creations to such Third Party.

             (d) No immunity from suit is granted under the foregoing covenants by NPT, either directly or by implication, estoppel or otherwise to any Third Parties acquiring products from a Schlumberger Group member for the combination of such products with other items or for the use of such combination; provided, however, that the foregoing covenant shall apply to the direct and indirect customers of a Schlumberger Group member for the combination of any such acquired products with other products of the Schlumberger Group and their use in such combination, where the acquired products have no other substantial noninfringing use aside from the combination with other products of the Schlumberger Group, that are sold or otherwise transferred by a Schlumberger Group member directly or indirectly to such customer.

             (e) The foregoing covenants shall continue with respect to each NPT Patent for the term of such NPT Patent.

             (f) NPT agrees to impose (and agrees to cause other members of the NPT Group to impose) the foregoing covenants on any Third Party to whom NPT (or other members of the NPT Group) assigns any NPT Patent.

             (g) If any Subsidiary of Schlumberger Group, after the Separation Date, transfers all or substantially all of its business or assets, or transfers a Subsidiary or business unit, to a Third Party, or undergoes a Change of Control (the Third Party acquiring the business or assets, Subsidiary or business unit, or control of NPT, as the case may be, shall be referred to herein as a "Transferee"), then regardless of whether such transfer is part of an asset sale to a

Third Party or a sale of shares or securities in Schlumberger or a Subsidiary of Schlumberger to a Third Party, upon written request by Schlumberger and the Transferee to NPT within sixty (60) days following the transfer, NPT shall grant an immunity from suit to the Transferee under the same terms as the covenants set forth in Sections 3.2(a)-(c) above, subject to the following:

         (i) the effective date of such covenant shall be the effective date of the transfer;

         (ii) the products and services and business operations of the Transferee that are subject to such covenant shall be limited to Schlumberger Products, Schlumberger Services and business operations of the portion of the Schlumberger Business that is being transferred;

         (iii) this Section 3.2(g) shall be excluded from such covenant in any event and therefore NPT shall have no obligation to grant a covenant not to sue to any subsequent transferee;

         (iv) NPT shall have no obligation to grant such covenant unless the Transferee grants to NPT (and to other members of the NPT Group) and its (and their) customers and suppliers a covenant not to sue at no charge on the following terms:

                    (1) the effective date of such covenant shall be the effective date of the transfer;

                    (2) the products and services of NPT (and other members of the NPT Group) that are subject to such covenant shall be limited to NPT Products and NPT Services; and

                    (3) the Patents of the Transferee that are subject to such covenant shall be all Schlumberger Patents that are being transferred to the Transferee; and

         (v) in the event that any NPT Group member and any such Transferee are engaged in litigation, arbitration or other formal dispute resolution proceedings covering Patent infringement (pending in any court, tribunal, or administrative agency or before any appointed or agreed upon arbitrator in any jurisdiction worldwide), then NPT shall have no obligation to grant such covenant under this Section 3.2(g).

                                   ARTICLE IV

                             ADDITIONAL OBLIGATIONS

     Section 4.1 Additional Obligations with Regard to Assigned Patents. The parties will cooperate to transfer the responsibility for prosecution, maintenance and enforcement of the Assigned Patents from the Schlumberger Group to NPT. Until such transfer has been effected, Schlumberger agrees to continue (and agrees to cause other members of the Schlumberger Group to continue) the prosecution and maintenance of, and ongoing patent litigation (if any) with respect to, the Assigned Patents (including payment of maintenance fees) in the ordinary course of business, and to maintain (and agrees to cause other members of the Schlumberger Group to maintain) the files and records relating to the Assigned Patents using the same standard of care and diligence that it uses with respect to the Schlumberger Patents. NPT will be responsible for the prosecution and maintenance of the Assigned Patents after the Separation Date. The Schlumberger Group will provide NPT with the originals or copies of its files relating to the Assigned Patents upon such transfer or at such earlier time as the parties may agree.

         (b) Schlumberger shall provide (and agrees to cause other members of the Schlumberger Group to provide) continuing reasonable support to NPT with respect to the Assigned Patents, including by way of example the following:

               (i) executing all documents prepared by NPT necessary for prosecution, maintenance, and litigation of the Assigned Patents,

               (ii) making available to NPT or its counsel, inventors and other persons employed by the Schlumberger Group for interviews and/or testimony to assist in good faith in further prosecution, maintenance or litigation of the Assigned Patents, including the signing of documents related thereto,

               (iii) forwarding copies of all correspondence sent and received concerning the Assigned Patents within a reasonable period of time after receipt by the Schlumberger Group, and

               (iv) making all relevant documents in the possession or control of the Schlumberger Group and corresponding to the Assigned Patents, or any licenses thereunder, available to NPT or its counsel.

     Any actual and reasonable out-of-pocket expenses associated with any such patent assistance shall be borne by NPT, expressly excluding the value of the time of the Schlumberger Group employees for assistance provided, if any. In the case of any patent litigation for which either the Schlumberger Group or NPT is providing assistance to the other, the parties shall agree on a case by case basis on compensation, if any, to the provider for the value of the time of its employees as reasonably required in connection with such litigation.

     Section 4.2 Defensive Protective Measures. For a period of five (5) years from the Separation Date, the parties shall cooperate reasonably and in good faith to the extent consistent with each party's own business objectives in the event that either party is involved in Patent litigation or controversies in which it would be helped in some way by the other party's Patents or relevant knowledge. Such cooperation may include, by way of example, (i) cooperation with respect to knowledge of prior art (whether the other party's or a Third Party's), (ii) consent to the granting of licenses to such other party's Patents, and (iii) assignment to such party of such other party's Patents for the purpose of bringing a counterclaim against a Third Party. The party requesting such cooperation shall bear the actual and reasonable out-of-pocket expenses of the cooperating party (except for the value of the time of the cooperating party's employees).

                                    ARTICLE V

                                 CONFIDENTIALITY

         The terms of the Master Confidential Disclosure Agreement shall apply to any Confidential Information (as defined therein) which is disclosed pursuant to this Agreement.

                                   ARTICLE VI

                                   TERMINATION

         Section 6.1 Voluntary Termination. By written notice to the other party, each party may voluntarily terminate all or a specified portion of the rights granted to it hereunder by such other party. Such notice shall specify the effective date of such termination and shall clearly specify any affected Patent, Patent application, Invention Disclosure, product or service.

         Section 6.2 Survival. Any voluntary termination of licenses and rights of a party under Section 6.1 shall not affect such party's rights with respect to any product made or service furnished prior to such termination, and shall not affect the rights granted to the other party hereunder.

         Section 6.3 No Other Termination. Each party acknowledges and agrees that its remedy for breach by the other party of any provision hereof, shall be, subject to the requirements of Article VII, to bring a claim to recover damages subject to the limits set forth in this Agreement and to seek any other appropriate equitable relief, other than termination of the covenants not to sue provided under this Agreement.

                                  ARTICLE VII

                               DISPUTE RESOLUTION

         The terms of the provisions entitled "Dispute Resolution" in the Master Separation and Sale Agreement shall apply to any claims or controversies or disputes arising hereunder among the parties to this Agreement.

                                  ARTICLE VIII

                             LIMITATION OF LIABILITY

         The terms of the provisions entitled "Limitation of Liability" in the Master Separation and Sales Agreement shall apply to any liabilities or damages incurred by the parties by reason of any breach of this Agreement or the activities of the parties hereunder.

                                   ARTICLE IX

                            MISCELLANEOUS PROVISIONS

       Section 9.1 Disclaimer. EACH PARTY ACKNOWLEDGES AND AGREES THAT ALL PATENTS AND ANY OTHER INFORMATION OR MATERIALS LICENSED OR PROVIDED HEREUNDER OR IN CONNECTION WITH THE PRIOR TRANSFERS ARE LICENSED OR PROVIDED ON AN "AS IS" BASIS AND THAT NEITHER PARTY (NOR ANY OTHER MEMBER OF THE SCHLUMBERGER GROUP AND THE NPT GROUP) MAKES ANY REPRESENTATIONS OR EXTENDS ANY WARRANTIES WHATSOEVER, EXPRESS, IMPLIED OR STATUTORY, WITH RESPECT THERETO INCLUDING WITHOUT LIMITATION ANY WARRANTIES CONCERNING THE QUALITY OR ENFORCEABILITY OF ANY PATENT, AND ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE, ENFORCEABILITY OR NON-INFRINGEMENT. EACH PARTY ACKNOWLEDGES THAT IT IS SOLELY RESPONSIBLE FOR ANY RESULTS OBTAINED FROM THE USE OF THE PATENTS AND EACH PARTY HEREBY IRREVOCABLY WAIVES ANY CLAIMS IT MAY HAVE OR LATER MAY HAVE AGAINST THE OTHER IN CONNECTION WITH SUCH USE.

       Without limiting the generality of the foregoing, neither party (nor any other member of the Schlumberger Group and the NPT Group) makes any warranty or representation as to the validity and/or scope of such party's Patent or any warranty or representation that any manufacture, use, importation, offer for sale or sale of any product or service will be free from infringement of any Patent or other intellectual property right of any Third Party.

       Section 9.2 No Implied Licenses. Nothing contained in this Agreement shall be construed as conferring any rights by implication, estoppel or otherwise, under any intellectual property right, other than the rights expressly granted in this Agreement with respect to the Assigned Patents. Neither party is required hereunder to furnish or disclose to the other any technical or other information except as specifically provided herein.

       Section 9.3 Infringement Suits. Neither party shall have any obligation hereunder to institute any action or suit against Third Parties for infringement of any Patent or to defend any action or suit brought by a Third Party which challenges or concerns the validity of any Patent. Unless the parties otherwise agree in writing, neither party shall have any right to institute any action or suit against Third Parties for infringement of any Patent owned by the other party.

       Section 9.4 No Other Obligations. NEITHER PARTY ASSUMES ANY RESPONSIBILITIES OR OBLIGATIONS WHATSOEVER, OTHER THAN THE RESPONSIBILITIES AND OBLIGATIONS EXPRESSLY SET FORTH IN THIS AGREEMENT OR A SEPARATE WRITTEN AGREEMENT BETWEEN THE PARTIES. Without limiting the generality of the foregoing, neither party (nor any other member of the Schlumberger Group and the NPT Group) is obligated to (i) file any Patent application, or to secure any Patent or Patent rights, (ii) to maintain any Patent in force, or (iii) provide any technical assistance, except for the obligations expressly assumed in this Agreement.

       Section 9.5 Entire Agreement. This Agreement, the Ancillary Agreements and the Exhibits and Schedules referenced or attached hereto and thereto, and the agreements and documents executed and delivered in connection with the Prior Transfers, constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and shall supersede all prior written and oral and all contemporaneous oral agreements and understandings with respect to the subject matter hereof and thereof.

       Section 9.6 Governing Law. This Agreement shall be construed in accordance with and all Disputes hereunder shall be governed by the laws of the State of Delaware, excluding its conflict of law rules and the United Nations Convention on Contracts for the International Sale of Goods.

       Section 9.7 Descriptive Headings. The headings contained in this Agreement, in any Exhibit or Schedule hereto and in the table of contents to this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Any capitalized term used in any Exhibit or Schedule but not otherwise defined therein, shall have the meaning assigned to such term in this Agreement. When a reference is made in this Agreement to an Article or a Section, Exhibit or Schedule, such reference shall be to an Article or Section of, or an Exhibit or Schedule to, this Agreement unless otherwise indicated.

       Section 9.8 Notices. Notices, offers, requests or other communications required or permitted to be given by either party pursuant to the terms of this Agreement shall be given in writing to the respective parties to the following addresses:

             if to STI:

                     Schlumberger Technologies, Inc.
                     [To Come]
                     Attention:   [__________]
                     Telephone:   [__________]
                     Facsimile:   [__________]

             if to SBV:

                     Schlumberger BV
                     [To Come]
                     Attention:   [__________]
                     Telephone:   [__________]
                     Facsimile:   [__________]

             if to STC:

                     Schlumberger Technology Corp.
                     [To Come]
                     Attention:   [__________]
                     Telephone:   [__________]

                      Facsimile:   [__________]







            if to NPT:

                      NPTest, Inc.
                      150 Baytech Drive
                      San Jose, CA 95134
                      Attention:   General Counsel
                      Telephone:   [408- __________]
                      Facsimile:   [408- __________]

or to such other address as the party to whom notice is given may have previously furnished to the other in writing as provided herein. Any notice involving non-performance, termination, or renewal shall be sent by hand delivery, recognized overnight courier or, within the United States, may also be sent via certified mail, return receipt requested. All other notices may also be sent by fax, confirmed by first class mail. All notices shall be deemed to have been given and received on the earlier of actual delivery or three days from the date of postmark.

       Section 9.9 Binding Effect; Assignment. No party may, directly or indirectly, in whole or in part, whether by operation of law or otherwise, assign or transfer this Agreement, without the other parties' prior written consent, and any attempted assignment, transfer or delegation without such prior written consent shall be voidable at the sole option of such other parties. Notwithstanding the foregoing, each party (or its permitted successive assignees or transferees hereunder) may assign or transfer this Agreement as a whole without consent to an entity that succeeds to all or substantially all of the business or assets of such party; provided, however, that the covenants not to sue set forth in Article III may not be assigned or transferred in any event (except in the case of a reincorporation of such party in another state); and provided, however, that this prohibition shall not limit either party's obligations in Sections 3.1(g) and 3.2(g) to give covenants not to sue to a Transferee. Without limiting the foregoing, this Agreement will be binding upon and inure to the benefit of the parties and their permitted successors and assigns.

       Section 9.10 Severability. If any term or other provision of this Agreement or the Exhibits or Schedules attached hereto is determined by a court, administrative agency or arbitrator to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to either party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the fullest extent possible.

       Section 9.11 Failure or Indulgence Not Waiver; Remedies Cumulative. No failure or delay on the part of either party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor shall any single or partial exercise of any such right preclude other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement or the Exhibits or Schedules attached hereto are cumulative to, and not exclusive of, any rights or remedies otherwise available.

       Section 9.12 Amendment. No change or amendment will be made to this Agreement or the Exhibits or Schedules attached hereto except by an instrument in writing signed on behalf of each of the parties to such agreement.

       Section 9.13 Counterparts. This Agreement, including the Ancillary Agreement and the Exhibits and Schedules hereto and thereto and the other documents referred to herein or therein, may be executed in counterparts, each of which shall be deemed to be an original but all of which shall constitute one and the same agreement.

       Section 9.14 Authority. Each of the parties hereto represents to the other that (a) it has the corporate or other requisite power and authority to execute, deliver and perform this Agreement, (b) the execution, delivery and performance of this Agreement by it have been duly authorized by all necessary corporate or other actions, (c) it has duly and validly executed and delivered this Agreement, and (d) this Agreement is a legal, valid and binding obligation, enforceable against it in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and general equity principles.

     IN WITNESS WHEREOF, each of the parties has caused this Master Patent Ownership Agreement to be executed on its behalf by its officers thereunto duly authorized on the day and year first above written.

     Schlumberger Technologies, Inc.             NPTest, Inc.


By:  ____________________________________    By: _______________________________
     Name:                                       Name:
     Title:                                      Title:


     Schlumberger BV


By:  ____________________________________
     Name:
     Title:


     Schlumberger Technology Corporation


By:  ____________________________________
     Name:
     Title:



     ____________________________________




     ____________________________________

                                    EXHIBIT A
                      TO MASTER PATENT OWNERSHIP AGREEMENT


  [Schedule of Patents, Patent applications, and Invention Disclosures assigned to NPT]